FIFTH AMENDED AND RESTATED OPERATING AGREEMENT
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         THIS FIFTH AMENDED AND RESTATED  OPERATING  AGREEMENT  ("Agreement") is
made and entered into as of July 14, 1998, by and between FAIRFIELD COMMUNITIES, INC. ("FCI"), a Delaware corporation, FAIRFIELD MYRTLE BEACH, INC., a Delaware corporation ("FMB"), SEA GARDENS BEACH AND TENNIS RESORT, INC., a Florida corporation ("Sea Gardens"), VACATION BREAK RESORTS, INC., a Florida corporation ("VBR"), VACATION BREAK RESORTS AT STAR ISLAND, INC., a Florida corporation ("VBRS"), PALM VACATION GROUP, a Florida general partnership ("PVG"), OCEAN RANCH VACATION GROUP, a Florida general partnership ("ORVG") (each of Sea Gardens, VBR, VBRS, PVG and ORVG are hereinafter collectively referred to as the "VB Subsidiaries"), and each of FCI, FMB and the VB Subsidiaries are hereinafter referred to as "Originators") and FAIRFIELD ACCEPTANCE CORPORATION - NEVADA, a Nevada domiciled, Delaware corporation ("FAC-Nevada") and wholly-owed subsidiary of FCI.

                          W I T N E S S E T H :

         WHEREAS, each Originator is now and will become in the future the owner of numerous receivables arising out of its sales of houses, condominiums, townhouses, subdivided lots and timeshare intervals in the normal course of its business;

         WHEREAS, each of FMB and the VB Subsidiaries desire to sell, and FCI desires to purchase from time to time, receivables generated by FMB and the VB Subsidiaries;

         WHEREAS, pursuant to that certain Fourth Amended and Restated Operating Agreement (the "Original Agreement"), among the Originators and Fairfield
Acceptance Corporation, an Arkansas domiciled Delaware Corporation and wholly-owned subsidiary of FCI ("FAC-Arkansas"), FAC-Arkansas (i) purchased from time to time from FCI receivables which were generated by FCI or the other Originators and (ii) subcontracted with FCI for FCI to act as its agent to bill, collect, administer and service all receivables owned by FAC-Arkansas or otherwise required to be administered and serviced by FAC-Arkansas pursuant to the Securitizations; and

         WHEREAS, FAC-Arkansas has engaged in a plan of reorganization of its operations pursuant to which, among other things, (i) FAC-Arkansas' place of business was relocated to the State of Nevada by way of a merger of FAC-Arkansas with and into FAC-Nevada, with FAC-Nevada being the surviving corporation (the "Merger") and (ii) FAC Nevada, as successor to FAC-Arkansas, has established substantive servicing and financing operations in the State of Nevada;

         WHEREAS, FCI now desires to sell, and FAC-Nevada desires to purchase from time to time, receivables which are generated by FCI or purchased by FCI from the other Originators;

         WHEREAS, FAC-Nevada, or its subsidiaries will from time to time sell or pledge receivables pursuant to certain Securitizations ;

         WHEREAS, FAC-Nevada will act as servicer and agent to bill, collect, administer and service the portfolio of receivables owned by FCI and the Originators or otherwise sold or pledged pursuant to the Securitizations;

         WHEREAS, FAC-Nevada desires to contract with FCI to provide it and its subsidiaries with certain accounting and computer support services; and

         WHEREAS, FCI and FAC-Nevada desire to enter into this Agreement in amendment and restatement of, and in substitution for, the Original Agreement;

         NOW,  THEREFORE,   in  consideration  of  the  mutual  promises  herein
contained, the parties hereto agree as follows:

     1.   Definitions.  For  the  purposes  of  this  Agreement,  the  following
          -----------
          definitions are used:

                  (a) "Assigned Base Contract" means any Base Contract (and related Transferred Assets) which, as of any date, FCI sells to FAC-Nevada (or previously sold to FAC-Arkansas prior to the Merger), including any Base Contract subsequently pledged or sold by FAC-Nevada, or its subsidiaries, pursuant to a Securitization.

                  (b) "Base Contract" has the meaning set forth in the FAC Credit Agreement.

                  (c) "Base Contract Completion" means full performance by an Originator of all of its duties and obligations to the Obligor under a Base Contract, including, but not limited to, completion of improvements or amenities relating to the subject Properties and delivery of certain services.

                  (d) "Business Day" means any day on which banking institutions in Boston, Massachusetts are open for the transaction of banking business.

                  (e) "Collections" has the meaning set forth in the FCI Security Agreement.

                  (f) "Contract File" has the meaning set forth in the FCI Security Agreement.

                  (g) "Contract Settlement Date" has the meaning as set forth in the FAC Credit Agreement.

                  (h) "Determination Date" has the meaning as set forth in the FCI Credit Agreement.

                  (i)  "Document of Sale" means one of the following agreements:

                           (A) with respect to Base Contracts (and related Transferred Assets) sold to (i) FCI by an Originator (other than FCI) from time to time or (ii) FAC-Nevada by FCI from time to time pursuant to Section 2(a) hereof, the Sale and Assignment of Contracts and Assignment of Mortgages executed by FCI, the other Originators and FAC-Nevada, which shall be in substantially the form of "Exhibit A" attached hereto;
                                                ---------

                           (B) with respect to Base Contracts (and related Transferred Assets) sold to (i) FCI by FAC-Nevada from time to time pursuant to Section 2(g) hereof or repurchased by FCI from FAC-Nevada pursuant to Section 4 hereof or (ii) an Originator (other than FCI) by FCI, the Sale and Assignment of Contracts and Assignment of Mortgages executed by FAC-Nevada, FCI, and the other Originators, as applicable, which shall be in substantially the form of "Exhibit B" attached hereto;
                                                ---------

                  (j) "Effective Date" shall mean the effective date of this Agreement, as stated above.

                  (k) "Fairshare  Plus Program" has the meaning set forth in the
             FCI Security Agreement.

                  (l) "FCI Credit Agreement" means that certain Amended and Restated Revolving Credit Agreement, dated as of January 15, 1998, executed by and among FCI and BankBoston, N.A., individually and as agent for the benefit of itself and the other financial institutions who now or may become lenders thereunder, as amended by Amendment No. 1 thereto, dated as of July 13, 1998, as the same may be further amended or otherwise modified from time to time.

                  (m) "FCI Security Agreement" means the Amended and Restated Security Agreement, dated as of January 15, 1998, between FCI and BankBoston, N.A., as collateral agent.

                  (n) "FAC Credit Agreement" means that certain Amended and Restated Revolving Credit Agreement, dated as of January 15, 1998, executed by and among FAC-Arkansas and BankBoston, N.A, individually and as agent for the benefit of itself and the other financial institutions who now are or may become lenders thereunder, as amended by Amendment No. 1 thereto which, among other things, replaces FAC-Arkansas with FAC-Nevada as the "Borrower" thereunder, as the same may be further amended or otherwise modified from time to time.

                  (o) "Insurance Policy" has the meaning set forth in the FCI Security Agreement.

                  (p) "Lots" has the meaning set forth in the FCI Security Agreement.

                  (q) "Mortgage" has the meaning set forth in the FCI Security Agreement.

                  (r) "Obligor" means the person or persons obligated to make payments under a Base Contract.

                  (s) "Originator" shall have the meaning set forth in the recitals to this Agreement and shall include any Subsidiary which hereafter sells Base Contracts to FCI pursuant to this Agreement; whereupon, and by reason of such sale, such Subsidiary shall therefore be deemed to have become a party hereto and shall become subject to all of the obligations and have all of the rights of an Originator hereunder with respect to such Base Contracts.

                  (t) "Payment" has the meaning set forth in the FCI Security Agreement.

                  (u) "POA" has the meaning set forth in the FCI Security Agreement.

                  (v)  "Properties"  means  houses,  condominiums,   townhouses,
         subdivided lots and fixed or undivided interest timeshare intervals sold under Base Contracts.

                  (w) "Records" has the meaning set forth in the FCI Security Agreement.

                  (x) "Reservation System" has the meaning set forth in the FCI Security Agreement.

                  (y) "Repurchase Default" has the meaning set forth in the FAC Credit Agreement.

                  (z) "Security Interests" means any security interests, liens or other encumbrances on the Assigned Base Contracts in favor of any third party.

               (aa) "Securitization(s)" has the meaning set forth in the FAC Credit Agreement.

                  (bb) "Subsidiary" means a corporation or partnership more than fifty percent (50%) of the voting capital stock or voting interests of which are owned directly or indirectly by FCI, but does not include FAC-Nevada.

               (cc) "Transferred Assets" has the meaning set forth in Section 2(h) hereof.

               (dd) "Title Clearing Agreement" has the meaning set forth in the FCI Security Agreement.

                  (ee) "Title  Documents" means any deeds,  mortgages,  deeds of trust, vendors' liens or other document evidencing liens or encumbrances on the Properties securing the respective interests of each Originator, FAC-Nevada, the Obligors or any third parties.

               (ff) "VOIs"  has  the  meaning  set  forth  in the  FCI  Security
                    Agreement.

         2.   Sale and Ownership of Base Contracts.
              ------------------------------------

                  (a) Subject to the terms hereof, Section 8.16 of the FAC Credit Agreement and Section 9.5.2(ii) of the FCI Credit Agreement, FCI and FAC-Nevada hereby agree that FCI may sell to FAC-Nevada and FAC-Nevada may purchase, as hereinafter provided and as provided in the FAC Credit Agreement, all of FCI's right, title and interest in and to such Base Contracts (and related Transferred Assets) as shall be described in the particular Document of Sale executed by FCI in connection with each such sale.

                  (b) Sales of Base Contracts (and related Transferred Assets) from FCI to FAC under this Agreement shall be accomplished by (i) FAC-Nevada's compliance with the requirements of Section 8.16 of the FAC Credit Agreement and FCI's compliance with Section 9.5.2(ii) of the FCI Credit Agreement, (ii) in connection with each sale, the delivery to and acceptance by FAC-Nevada of a Document of Sale executed by FCI, and (iii) in connection with each sale, the satisfaction of all other requirements of this Agreement.

                  (c)  Concurrently  with the  sale to  FAC-Nevada  pursuant  to
         Section 2(a) hereof of any Base Contract that was originated by an Originator (other than FCI), each such Originator shall execute and deliver to FCI a Document of Sale which evidences the transfer, sale and assignment of all of such Originator's right, title and interest in and to such Base Contract.

                  (d) Each group of Base Contracts which are sold by FCI to FAC-Nevada from time to time shall be of a quality with respect to credit worthiness of the Obligors and collection experience at least equivalent to the quality of the aggregate portfolio of the Base Contracts held by FCI and the other Originators at the time of such sale. All such purchases by FAC-Nevada shall be subject to all conditions and stipulations, and shall otherwise be in compliance with all terms and provisions, of the FAC Credit Agreement.

                  (e) FCI shall be obligated to repurchase Assigned Base Contracts from FAC-Nevada pursuant to Section 4 of this Agreement.

                  (f) No Originator shall be obligated to sell, nor shall FAC-Nevada be obligated to purchase, any Base Contracts (and related Transferred Assets) under this Agreement.

                 (g) Subject to the terms of Sections 8.16(d) and 9.5.2(i) of the FAC Credit Agreement, FCI and FAC-Nevada hereby agree that FAC-Nevada may sell to FCI, and FCI may purchase all of FAC-Nevada's right, title and interest in and to such Base Contracts (and related Transferred Assets) as shall be described in the particular Document of Sale executed by FAC-Nevada in connection with each such sale.

                  (h) Any sale and purchase of a Base Contract between (i) any Originator (other than FCI) and FCI and (ii) FCI and FAC-Nevada, shall be evidenced by a Document of Sale and shall be deemed to include the transfer from such parties of all of the applicable assignors' right, title and interest in (A) such Base Contract, (B) all Payments, other Collections and other funds received with respect to the such Base Contracts on or after the effective date of such Document of Sale, (C) the VOIs and Lots relating to such Base Contracts, and the Title Clearing Agreements and the FairShare Plus Program insofar as they relate to such VOIs or Lots, (D) any Mortgages relating to such Base Contracts, (E) any Insurance Policies relating to such Base Contracts, and (F) the Contract Files and other Records relating to such Base Contracts and any interest in or other proceeds from any of the foregoing, and any security therefor ((a)-(f) being collectively referred to as the "Transferred Assets").

                  (i) In the event any Mortgage being transferred in conjunction with an Assigned Base Contract pursuant to the terms of this Agreement has not been filed of record in the appropriate county in which the underlying Property relating to the Base Contract is located, then as a condition subsequent to the effectiveness of such transfer, either FCI or the Originator of such Assigned Base Contract, as appropriate, shall cause such Mortgage to be so filed promptly following the date upon which the underlying Property is deeded to the Obligor under such Base Contract.

         3.   Purchase Price for Base Contracts.
              ---------------------------------

                  (a) The purchase price for any Base Contract (and related Transferred Assets) purchased by FCI from FMB or any VB Subsidiary will be equal to one hundred percent (100%) of the outstanding principal balance remaining of such Base Contract at the time of purchase by FCI, plus all accrued and unpaid interest thereon.

                  (b) The purchase price for any Base Contract (and related Transferred Assets) purchased by FAC-Nevada from FCI will be equal to one hundred percent (100%) of the outstanding principal balance remaining of such Base Contract at the time of purchase by FAC-Nevada, plus all accrued and unpaid interest thereon.

         4.   Obligation to Repurchase
              ------------------------

         In the event an Assigned Base Contract owned by FAC-Nevada is in Repurchase Default, FCI shall be obligated to repurchase such Assigned Base Contract as follows:

                  (a) Upon the request of FAC-Nevada (and in any event no later than the date upon which such Assigned Base Contract is to be cancelled) FCI shall repurchase such Assigned Base Contract from FAC-Nevada by payment of a purchase price in the amount of one hundred percent 100% of the principal balance remaining unpaid under such Assigned Base Contract (the repurchase price determined in such manner being hereinafter referred to as the "Default Repurchase Price"); and

                  (b) FCI shall be obligated to repurchase Assigned Base Contracts in Repurchase Default pursuant to this Section 4 of this Agreement regardless of whether a Default or Event of Default may have occurred and be continuing under the FAC Credit Agreement.

        5.  Documents.
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                  (a) Whenever Base Contracts (and related  Transferred  Assets)
         are sold under this Agreement, the party selling such Base Contracts (and related Transferred Assets) shall make available to the other party, at its request and for its inspection and copying, the following:

                           (i) Documents, if any, evidencing such Base Contracts
                  and any Title Documents or releases of Security Interests relating thereto and any evidence of filing or recording thereof.

                           (ii) A listing  showing  the  original  amount of the
                  Base Contracts and the amount remaining unpaid thereon if less than the face amount.

                           (iii) Such other financial information then possessed
                  by the seller of the Base Contracts regarding the Obligors' financial condition as the purchaser of such Base Contracts may from time to time request.

                  (b) Nothing contained in this Agreement shall require any party hereunder to give, unless otherwise required by applicable law, notice to any Obligor that a Base Contract has been sold pursuant to the terms hereof.

         6.  Settlement.  At the close of each  Contract  Settlement  Date,  the
             ----------
balance due between the parties shall thereupon be settled by payment in cash or in such other manner as may be agreed upon between the parties. Each transfer at the time of the settlement on a Contract Settlement Date shall for the purposes hereof be deemed to have been made as of the end of such Contract Settlement Date.

         7.  Representations,  Warranties and Covenants.  In connection with (i)
             ------------------------------------------
the sale of Base Contracts (and related Transferred Assets) pursuant to Section 2(a) hereof, FCI hereby represents and warrants to FAC-Nevada, and (ii) the sale of Base Contracts (and related Transferred Assets) pursuant to Section 2(a) hereof that were originated by an Originator (other than FCI), each Originator (other than FCI) hereby represents and warrants to each of FCI and FAC-Nevada, as follows:

                  (a) The figures set forth in each Document of Sale and settlement statement delivered to FCI or FAC-Nevada, as applicable, will be true and correct as of the time made;

                  (b) At the time of sale of any Base Contracts, such Base Contracts and Title Documents relating thereto will be valid and legally enforceable in accordance with their respective terms;

                  (c) At the time of sale of any Base Contracts, beneficial ownership in the Base Contracts will not have been conveyed or assigned by FCI or any other Originator to a third party;

                  (d) Each Document of Sale executed and delivered to FCI or FAC-Nevada, as applicable, hereunder will vest in FCI or FAC-Nevada, as applicable, all right, title and interest in and to the Base Contracts and all related property described by such Document of Sale;

                  (e) At the time of sale of Base Contracts to FAC-Nevada, such Base Contracts will be free and clear of all liens, encumbrances, setoffs, counterclaims or other rights or defenses except as specifically provided for under the terms of the Base Contracts, or as permitted by the FAC Credit Agreement and Title Documents relating to the Properties, the sale of which gave rise to the Base Contracts;

                  (f) At the time of sale of Base Contracts to FCI, such Base Contracts will be free and clear of all liens, encumbrances, setoffs, counterclaims or other rights and defenses except as specifically provided for under the terms of the Base Contracts, or as permitted by the FCI Credit Agreement and Title Documents relating to the Properties, the sale of which gave rise to the Base Contracts;

                  (g) At the time of sale of any Base Contracts, such Base Contracts will comply with any and all applicable laws and regulations;

                  (h) Each Originator, as applicable, shall at all times remain solely responsible for Base Contract Completion and shall fully perform its duties and obligations to the Obligors under the Base Contracts originated by it in accordance with the terms thereof.

         8. Services Provided by FAC-Nevada to FCI. Until a termination pursuant
            --------------------------------------
to this Section 8(e), the Originators hereby appoint FAC-Nevada to perform the following services for such Originators, and FCI agrees to pay FAC-Nevada the reasonable fees and expenses FAC-Nevada incurs in performing such services as follows:

                  (a) FAC-Nevada shall bill and collect all Base Contracts when due and with the same diligence and procedures employed by FAC-Nevada with respect to its Base Contracts utilizing separate lock boxes for FCI and FAC-Nevada (or any FAC-Nevada Subsidiaries under a Securitization) as soon as practicable. To the extent payments on the Base Contracts are mistakenly applied to reduce FAC-Nevada's indebtedness under the FAC Credit Agreement, FAC-Nevada shall (after making appropriate adjustments for payments on FAC-Nevada's Base Contracts mistakenly applied to FCI's indebtedness under the Credit Agreement) make a settlement and remit all such payments to FCI together with interest calculated on a daily basis at a rate equivalent to the interest cost to FCI under the FCI Credit Agreement.

                  (b) Nothing contained in this Agreement shall in any way restrict FAC-Nevada at any time from exchanging, renewing, extending or in any way altering the Base Contracts being serviced by FAC-Nevada, provided that any such exchange, renewal, extension or alteration shall be consistent with FCI's and FAC's then existing standard credit policies. Appropriate adjustment shall be made for any such change, renewal, extension or alteration on the Contract Settlement Date immediately following the date such action took place.

                  (c) FCI shall pay FAC-Nevada for FAC-Nevada's reasonable fees and expenses for all services provided by FAC-Nevada to the Originators, provided the amount of such payment and/or reimbursement shall not in the aggregate exceed three quarters of one percent (.75%) per annum of the aggregate outstanding principal balance of all Base Contracts owned by the Originators, and shall be payable monthly in arrears.

                  (d) In addition to servicing  functions described in paragraph
         (a) immediately above, FAC-Nevada shall provide bank reconciliation, treasury transaction, cash management and other administrative services to FCI, including reasonable access to the FAC-Nevada personnel responsible for administering such services. The services to be provided by FAC-Nevada pursuant to this Section 8(d) are more specifically described on Exhibit "C-1" hereto. FCI shall pay FAC-Nevada for its fees and expenses incurred in providing the services described on Exhibit "C-1" the amounts set forth on Exhibit "C-2" hereto.

                  (e) Any Originator may terminate the services of FAC-Nevada under this Section 8 by providing ninety (90) days prior written notice of such termination to FAC-Nevada; provided however, that an Originator may terminate such services at an earlier date if required to do so under the terms of the FCI Credit Agreement. Such termination shall not act to terminate any other rights or obligations of the parties under this Agreement.

         9. Services Provided by FCI to FAC-Nevada. Until a termination pursuant
            --------------------------------------
to Section 9(c), FAC-Nevada appoints FCI to perform the following services for FAC-Nevada, and

FAC-Nevada agrees to pay FCI for the reasonable fees and expenses FCI incurs in performing such services as follows:

                  (a) FCI shall provide payroll, accounts payable, computer and management information services for FAC-Nevada including reasonable access to the FCI personnel responsible for administering said services. The services to be provided by FCI pursuant to the Section
         9(a)  are  more   specifically   described  on  Exhibit  "D-1"  hereto.
         FAC-Nevada shall pay FCI for its fees and expenses incurred in providing the services described on Exhibit "D-1" the amounts set forth on Exhibit "D-2" hereto.

                  (c) FAC-Nevada may terminate any one of the services provided by FCI under this Section 9 by providing ninety (90) days prior written notice of such termination to FCI; provided however, that FAC-Nevada may terminate such services at an earlier date if required to do so under the terms of the FAC Credit Agreement . Such termination as to any singular service shall not be deemed to terminate any other services being provided by FCI and shall not act to terminate any other rights or obligations of the parties under this Agreement.

         10.   Indemnification.
               ---------------

                  (a) FCI agrees to indemnify FAC-Nevada against, and hold FAC-Nevada harmless from, any and all liabilities, losses, damages, costs and expenses arising out of claims asserted against FAC-Nevada by any third party relating to (i) any wrongful or negligent act of, or omission to act, by FCI, in performing any of the services which FCI is required to perform for or furnish to FAC-Nevada pursuant to the provisions of this Agreement, (ii) any breaches by FCI or any other Originator of the representations and warranties in Section 7, and
         (iii) any failures by FCI or any other Originator to timely and fully perform all of its covenants to the Obligors under the Base Contracts, including, but not limited to, those duties and obligations of an Originator relating to Base Contract Completion; provided however, FAC-Nevada shall promptly notify FCI in writing of each such claim made or suit therein instituted against FAC-Nevada and the details thereof, and shall not pay or compromise any such claim or suit without the written approval of FCI, and FCI shall be permitted to assume and direct the defense of any such suit by counsel of its own choosing and at its own expense.

                  (b) FAC-Nevada agrees to indemnify the Originators against, and hold harmless said Originators from, any and all liabilities, losses, damages, costs and expenses arising out of claims asserted against the Originators which relate to or were caused by FAC-Nevada's intentional willful misconduct or gross negligence, in performing, or failing to perform, any of the services which FAC-Nevada is required to perform on behalf of or furnish to the Originators pursuant to this Agreement.

         11. Records.  FAC-Nevada,  FCI and the other Originators mutually agree
             -------
             to:

                  (a) Safely maintain such documents as may be required for the collection of Base Contracts.

                  (b) Keep such accounts and other records as will enable FAC-Nevada and FCI to determine at any time the status of all Base Contracts, including whether such Base Contracts are in Repurchase Default.

                  (c) Permit FAC-Nevada or FCI, as applicable, on reasonable notice at any time during normal business hours to inspect, audit, check and make abstracts from accounts, records, correspondence and other papers pertaining to Base Contracts.

                  (d)  Deliver to FCI or  FAC-Nevada,  as  applicable,  upon its request and at its expense, any of said accounts, records, correspondence and other papers as the other party may deem reasonably essential to enable it to enforce its rights, if then being challenged, with respect to Base Contracts. The books and records of each Originator and FAC-Nevada will be made to reflect the sale of Base Contracts pursuant to this Agreement.

         12. Waivers.  Each Originator and FAC hereby waive any failure or delay
             -------
on the part of the other party in asserting or enforcing any of its rights or in making any claims or demands hereunder.

         13.  Termination;  Amendment.  This  Agreement  may not be  terminated,
              -----------------------
amended or modified except upon the written consent thereto of each Originator and FAC-Nevada, which will not be unreasonably withheld; provided that FCI and FAC-Nevada agree not to terminate, amend or modify this Agreement to the extent that such action would be inconsistent with the terms of the FCI Credit Agreement or FAC Credit Agreement or any agreement entered into by FAC in connection with Securitizations.

         14.      Software.
                  --------

                  (a) Subject to paragraph (b) below, FCI and each Originator hereby grants a royalty free, perpetual, irrevocable, non-exclusive license to FAC-Nevada and its successors and assigns (which for all purposes of this license shall include, without limitation, any secured party which enforces its rights against FAC-Nevada or any transferee of any such secured party which acquires rights in connection with or subsequent to such enforcement) in, to and under all rights of FCI and each Originator in or to all intellectual property (including, without limitation, computer software, tapes, disks and other electronic media, books, records and documents) relating to the Assigned Base Contracts (or Base Contracts owned by FCI and each Originator which are being serviced by FAC-Nevada pursuant to Section 8 hereof); including, without limitation, all rights of FCI and each Originator in, to or under any such software, electronic media, books, records and documents used

                           (i) to account for and service Base Contracts (including the Assigned Base Contracts) and related assets (including the Transferred Assets);

                           (ii) in the management of any VOI resorts, and the VOIs and Lots located within such VOI resorts;

                           (iii) in the monitoring of accounts receivables and third party contracts relating to the management of properties located within any VOI resort;

                           (iv) in managing and operating the FairShare Plus Program;

                           (v) in managing and operating the Reservation System; and

                           (vi)     in managing and  operating   the   Fairfield
                                    Destinations Vacation Club.

         and all rights, title and interest of FCI and each Originator in, to or under relevant licenses, sublicenses, leases, contracts (including, without limitation, service and maintenance contracts), warranties and guaranties relating to any such software, electronic media, books, records and documents, as the case may be, including without limitation, all such rights arising under such software, electronic media, books, records and documents (all of the rights described in this clause (a) being referred to collectively as the "Licensed Rights"). FAC-Nevada shall have the right to use all of the Licensed
         Rights in connection with the conduct of its business as it deems necessary or appropriate, including without limitation the right to use such Licensed Rights for the purposes specified in clauses (a)(i)-(vi) immediately above and the right to assign, sublicense or otherwise transfer all or any part of such rights to one or more third parties in connection with the transfer of all or any part of the Assigned Base Contracts owned or serviced by FAC-Nevada (including, without limitation, any such transfer pursuant to or in connection with the grant by FAC-Nevada of a security interest in any or all of its assets and/or the enforcement by any such secured party of its interests in such assets).

                  (b) The  license  granted to  FAC-Nevada  pursuant  to clauses
         (a)(ii)-(vi) immediately above, shall only be deemed to confer upon FAC-Nevada, and its respective successors and assigns, the sole right to sub-license the use of such software, electronic media, books, records and documents (at no charge, except for reimbursement of administrative, legal and other expenses associated with such sublicense) to (i) FCI (as long as FCI or any of its subsidiaries is manager of the subject POA) or the subject POA (in the event FCI or any of its subsidiaries is not the manager of such POA) in the case of clauses (a)(ii)-(iii) above or (ii) FCI (or if applicable any successor to FCI) under the FairShare Plus Program or Fairfield Destinations Club in the case of clause (a)(iv)-(vi) above.

                  (c) All rights and licenses granted under or pursuant to this clause (b) (the "License") are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the "Code"), licenses to rights in and to "intellectual property" as defined under the Code. The parties hereto agree that FAC-Nevada, as licensee of such rights under the License, shall have and retain and may fully exercise and exploit all of its respective rights under the Code. The parties hereto further agree that, in the event of the commencement of bankruptcy proceedings by or against FCI under the Code, FAC-Nevada, as licensee, shall be entitled to have and retain all of its rights under the License.

                  (d) If an Event of Default has occurred and is continuing under the FAC Credit Agreement, FCI hereby agrees to provide to any of the persons or entities described in clauses b(i) and (ii) immediately above, and each of their successors and assigns, immediately upon the written request of FAC-Nevada, copies of all software (including without limitation both object code and source code), tapes disks, other electronic media, books, records, documents and other tangible embodiments of the Licensed Rights.

         15. Notices. Any notice, instruction, request, consent, demand or other
             -------
communication required or contemplated by this Agreement to be in writing, shall be given or made or communicated by United States first class mail, addressed as follows:

         If to an Originator: c/o Fairfield Communities, Inc.
                              11001 Executive Center Drive
                              Little Rock, AR 72211
                              Attention: President

         If to FAC-Nevada:   Fairfield Acceptance Corporation-Nevada
                             7730 West Sahara Avenue
                             Suite 105
                             Las Vegas, Nevada 89117
                             Attention:  President

         16. Successors and Assigns. The covenants, representations,  warranties
             ----------------------
and agreements herein set forth shall be mutually binding upon, and inure to the mutual benefit of, each Originator and its successors and assigns and FAC-Nevada and its successors and assigns.

         17.  Governing Law. This Agreement shall be governed by the laws of the
              -------------
State of Nevada.

         18. ENTIRE  AGREEMENT.  THIS  AGREEMENT  REPRESENTS  THE FINAL,  ENTIRE
             -----------------
AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OF ORAL, RELATING TO THE SUBJECT

MATTER HEREOF INCLUDING, WITHOUT LIMITATION, THAT CERTAIN FOURTH AMENDED AND RESTATED OPERATING AGREEMENT DATED AS OF JANUARY 19, 1998, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         19. Conflict With FAC Credit Agreement.  If the terms of this Operating
             ----------------------------------
Agreement conflict in any manner with the terms and provisions of the FAC Credit Agreement, the terms and provisions of the FAC Credit Agreement shall control.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have set their hands and have affixed their corporate seals as of the day and year first above written.

                           FAIRFIELD COMMUNITIES, INC.


                         By: /s/Robert W. Howeth
                            ------------------------------------
                         Name: Robert W. Howeth
                         Title: Senior Vice President


                          FAIRFIELD ACCEPTANCE CORPORATION-NEVADA


                         By:/s/ Ralph E. Turner
                            -------------------------------------
                         Name: Ralph E. Turner
                         Title:    President


                         FAIRFIELD MYRTLE BEACH, INC.


                         By:/s/ Robert W. Howeth
                            -------------------------------------
                         Name: Robert W. Howeth
                         Title:  Vice President


                         SEA GARDENS BEACH AND TENNIS RESORT, INC.


                         By:/s/Robert W. Howeth
                            -------------------------------------
                         Name: Robert W. Howeth
                         Title:  Vice President


                         VACATION BREAK RESORTS, INC.


                         By:/s/Robert W. Howeth
                            -------------------------------------
                         Name: Robert W. Howeth
                         Title:  Vice President

                         VACATION BREAK RESORTS AT STAR ISLAND, INC.


                         By:/s/Robert W. Howeth
                            -------------------------------------
                         Name: Robert W. Howeth
                         Title: Vice President


                         PALM VACATION  GROUP, by its General Partners:

                          VACATION BREAK RESORTS at Palm Aire, Inc.


                         By:/s/Robert W. Howeth
                            -------------------------------------
                         Name:  Robert W. Howeth
                         Title:    Vice President


                         PALM RESORT GROUP, INC.


                         By:/s/Robert W. Howeth
                            -------------------------------------
                         Name:  Robert W. Howeth
                         Title:  Vice President


                         OCEAN RANCH VACATION  GROUP,  by its General Partners:

                           VACATION BREAK at OCEAN RANCH, INC.


                         By:/s/Robert W. Howeth
                            -------------------------------------
                         Name: Robert W. Howeth
                         Title:  Vice President


                         OCEAN RANCH DEVELOPMENT, INC.


                         By:/s/Robert W. Howeth
                            -------------------------------------
                         Name: Robert W. Howeth
                         Title: Vice President